Exhibit 21.1
CAPITALSOURCE INC. SUBSIDIARIES
AS OF FEBRUARY 26, 2008

Jurisdiction of
Corporate Entity	Incorporation
Alexander Funding, LLC	Delaware
Alpha Packaging Associates I, LLC	Delaware
Boulder City LLC	Delaware
CapitalSource (UK) Limited	England
CapitalSource Advisors II LLC	Delaware
CapitalSource Analytics LLC	Delaware
CapitalSource Bahamas LLC	Delaware
CapitalSource Bank	Utah
CapitalSource Canada ULC	Novia Scotia
CapitalSource CF II Inc.	Delaware
CapitalSource CF LLC	Delaware
CapitalSource Commercial Loan Company LLC, 2007-3	Delaware
CapitalSource Commercial Loan LLC, 2006-1	Delaware
CapitalSource Commercial Loan LLC, 2006-2	Delaware
CapitalSource Commercial Loan LLC, 2007-1	Delaware
CapitalSource Commercial Loan LLC, 2007-2	Delaware
CapitalSource Commercial Loan LLC, 2007-3	Delaware
CapitalSource Commercial Loan Trust 2006-1	Delaware
CapitalSource Commercial Loan Trust 2006-2	Delaware
CapitalSource Commercial Loan Trust 2007-1	Delaware
CapitalSource Commercial Loan Trust 2007-2	Delaware

Jurisdiction of
Corporate Entity	Incorporation
CapitalSource Europe Limited	England
CapitalSource Finance II Inc.	Delaware
CapitalSource Finance LLC	Delaware
CapitalSource Funding III LLC	Delaware
CapitalSource Funding VII Trust	Delaware
CapitalSource Funding LLC	Delaware
CapitalSource Funding V Trust	Delaware
CapitalSource Funding VIII LLC	Delaware
CapitalSource International Inc.	Delaware
CapitalSource Limited	England
CapitalSource Mortgage Finance LLC	Delaware
CapitalSource Real Estate Loan Limited, 2007-A	Cayman Islands
CapitalSource Real Estate Loan LLC, 2006-A	Delaware
CapitalSource Real Estate Loan LLC, 2007-A	Delaware
CapitalSource Real Estate Loan Trust 2006-A	Delaware
CapitalSource Servicing LLC	Delaware
CapitalSource SF Equity LLC	Delaware
CapitalSource SF Finance LLC	Delaware
CapitalSource SF TRS Inc.	Delaware
CapitalSource SNF Funding LLC	Delaware
CapitalSource TRS Inc.	Delaware
CapitalSource Trust Preferred Securities 2005-1	Delaware
CapitalSource Trust Preferred Securities 2005-2	Delaware
CapitalSource Trust Preferred Securities 2006-1	Delaware
CapitalSource Trust Preferred Securities 2006-2	Delaware

Jurisdiction of
Corporate Entity	Incorporation
CapitalSource Trust Preferred Securities 2006-3	Delaware
CapitalSource Trust Preferred Securities 2006-4	Delaware
CapitalSource Trust Preferred Securities 2006-5	Delaware
CapitalSource Trust Preferred Securities 2007-1	Delaware
CapitalSource Trust Preferred Securities 2007-2	Delaware
Carnegie Gardens, Inc.	Florida
CIG International, LLC	Delaware
CS Bluesky II LLC	Delaware
CS Capital Advisors LLC	Delaware
CS Central City LLC	Delaware
CS CF Equity I LLC	Delaware
CS CF Equity Investments Inc.	Delaware
CS Equity II LLC	Delaware
CS Equity III LLC	Delaware
CS Equity Investments Inc.	Delaware
CS Equity IV LLC	Delaware
CS Europe Finance Limited	England
CS Funding V Depositor LLC	Delaware
CS Funding VII Depositor LLC	Delaware
CS Note LLC	Delaware
CS OT I LLC	Delaware
CS Strategic Capital LLC	Delaware
CS Strategic Management LLC	Delaware
CS Strategic Partners LP	Delaware
CS Tower Acquisition LLC	Delaware

Jurisdiction of
Corporate Entity	Incorporation
CS UK Finance Limited	England
CS Watermark LLC	Delaware
CSE Alamo LLC	Delaware
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Anchorage LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Cape Cod LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware
CSE Centennial Village	Delaware
CSE Chelmsford LLC	Delaware
CSE Chesterton LLC	Delaware
CSE Claremont LLC	Delaware
CSE Corpus North LLC	Delaware
CSE Crane LLC	Delaware

Jurisdiction of
Corporate Entity	Incorporation
CSE Denver Iliff LLC	Delaware
CSE Denver LLC	Delaware
CSE Douglas LLC	Delaware
CSE Dumas LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Equity Holdings LLC	Delaware
CSE Exclusive LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Frankston LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Green Bay LLC	Delaware
CSE Hilliard LLC	Delaware
CSE Hillsdale LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Huntsville LLC	Delaware
CSE Indianapolis – Continental LLC	Delaware
CSE Indianapolis – Greenbriar LLC	Delaware
CSE International Holdings LLC	Delaware
CSE Issaquah LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jeffersonville – Hillcrest Center LLC	Delaware
CSE Jeffersonville – Jennings House LLC	Delaware

Jurisdiction of
Corporate Entity	Incorporation
CSE Jefferson City LLC	Delaware
CSE Kerrville LLC	Delaware
CSE King L.P.	Delaware
CSE Kingsport LLC	Delaware
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware
CSE Las Vegas LLC	Delaware
CSE Lawrenceburg LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware
CSE Live Oak LLC	Delaware
CSE Logansport LLC	Delaware
CSE Lowell LLC	Delaware
CSE MacArthur Holdings LLC	Delaware
CSE Memphis LLC	Delaware
CSE Mobile LLC	Delaware
CSE Moore LLC	Delaware
CSE Mortgage LLC	Delaware
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware

Jurisdiction of
Corporate Entity	Incorporation
CSE Omro LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando – Pinar Terrace Manor LLC	Delaware
CSE Orlando – Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings	Delaware
CSE PHC LLC	Delaware
CSE Piggott LLC	Delaware
CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware
CSE Pittsburg LLC	Delaware
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE QRS Funding I LLC	Delaware
CSE QRS Funding II LLC	Delaware
CSE Richmond LLC	Delaware
CSE Ripley LLC	Delaware
CSE Ripon LLC	Delaware
CSE Safford LLC	Delaware
CSE Salina LLC	Delaware
CSE Seminole LLC	Delaware
CSE Shawnee LLC	Delaware
CSE SLB LLC	Delaware
CSE SNF Holding II LLC	Delaware
CSE SNF Holding LLC	Delaware

Jurisdiction of
Corporate Entity	Incorporation
CSE Spring Branch LLC	Delaware
CSE State College	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Vincennes LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Wichita LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE WKTM Contributor LLC	Delaware
CSE Woodfin L.P.	Delaware
CSE Yorktown LLC	Delaware
Dakota Ridge Holdings LLC	Delaware
Desert Lane LLC	Delaware
Dixie White House Nursing Home, Inc.	Delaware
Florida Real Estate Company, LLC	Florida
Greenbough, LLC	Delaware
JRC/CSE Eagle Ridge JV, LLC	Delaware

Jurisdiction of
Corporate Entity	Incorporation
LAD I Real Estate Company, LLC	Delaware
Legends Funding, LLC	Delaware
Marianna Holdings, Inc.	Florida
Mauna Loa Funding, LLC	Delaware
Mexico Realty Del Sur Funding	Mexico
North Las Vegas LLC	Delaware
Ocean Springs Nursing Home, Inc.	Mississippi
Panama City Nursing Center, Inc.	Florida
Paradise Canyon Funding, LLC	Delaware
Pensacola Real Estate Holdings I, Inc.	Florida
Pensacola Real Estate Holdings II, Inc.	Florida
Pensacola Real Estate Holdings III, Inc.	Florida
Pensacola Real Estate Holdings IV, Inc.	Florida
Pensacola Real Estate Holdings V, Inc.	Florida
PrivateSource Mortgage LLC	Delaware
Silver Lake Real Estate, LLC	Pennsylvania
Skyler Boyington, Inc.	Mississippi
Skyler Florida, Inc.	Mississippi
Skyler Maitland, Inc.	Florida
Skyler Pensacola, Inc.	Florida
South Peters Funding, LLC	Delaware
Suwanee, LLC	Delaware
Tower Acquisition LLC	Delaware
VO Receivable Funding, LLC	Delaware

Jurisdiction of
Corporate Entity	Incorporation
WKM Real Estate, LLC	Delaware
WKTM-Florida, LLC	Delaware